UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 27, 2007 (December 27, 2007)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 27, 2007, Arch Coal, Inc. issued a press release announcing that it has called for redemption all outstanding shares of its 5% Perpetual Cumulative Convertible Preferred Stock (the “Preferred Stock”) and will redeem all such shares on February 1, 2008. A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference. A summary of the redemption procedures relating to the Preferred Stock is set forth in the notice of redemption, a copy of which is attached as Exhibit 99.2 and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     The following exhibits are attached hereto and filed herewith.

Exhibit
No.	Description
99.1	Press release dated December 27, 2007.

99.2	Notice of Redemption of 5% Perpetual Cumulative Convertible Preferred Stock.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2007	Arch Coal, Inc.
	By:	/s/ Robert G. Jones
Robert G. Jones
Vice President — Law, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description
99.1	Press release dated December 27, 2007.

99.2	Notice of Redemption of 5% Perpetual Cumulative Convertible Preferred Stock.